SCHEDULE 14(A) INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

[ ]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-11(c) or Section240.14a-12

                            AW Computer Systems, Inc.
               Name of the Registrant as Specified in its Charter

                                      N/A
     Name of Person(s) Filing Proxy Statement, if other than the Registrant

Payment of Filling Fee (Check the appropriate box):    N/A

[ ]   $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]   Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

      (1) Title of each class of securities to which transaction applies: N/A
      (2) Aggregate number of securities to which transaction applies:  N/A
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A
      (4) Proposed maximum aggregate value of transaction:     N/A
      (5) Total fee paid:  N/A

[X]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:   N/A
     (2) Form, Schedule or Registration Statement No.:        N/A
     (3) Filing Party:     N/A
     (4) Date Filed:       N/A

                            AW COMPUTER SYSTEMS, INC.
                             9000A Commerce Parkway
                             Mount Laurel, NJ 08054





                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 1, 1996




Dear Shareholder:

     The 1996 Annual Meeting of Shareholders of AW Computer Systems, Inc. (the "Company") will be held on Friday, November 1, 1996, at the Marriott Courtyard, 1000 Century Parkway, Mount Laurel, NJ 08054 at 10:30 a.m. for the following purposes:

     (1)  To elect five directors;
     (2) To increase the number of Class A Common Shares, $.01 par value, from 10,000,000 shares to 25,000,000 and to authorize 5,000,000 shares of Preferred Stock; and
     (3) To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

     Only shareholders of record at the close of business on September 25, 1996 are entitled to notice of, and to vote at, the Meeting and any adjournment or adjournments thereof.

                                             Sincerely,


                                             /s/P. Michael Lutze
                                             P. Michael Lutze
                                             Secretary

Dated:   Mount Laurel, NJ
         October 10, 1996


     IMPORTANT: PLEASE FILL IN, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING.

                            AW COMPUTER SYSTEMS, INC.
                             9000A Commerce Parkway
                         Mount Laurel, New Jersey 08054

                                 PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of AW Computer Systems, Inc. (the "Company") for use at the Annual Meeting of the Company's Shareholders to be held at 10:30 a.m. on November 1, 1996, at the Marriott Courtyard, 1000 Century Parkway, Mount Laurel, NJ 08054, and at any adjournment or adjournments of said Meeting. Proxies are revocable at any time before they are voted by delivering written notice of revocation to the Secretary of the Company prior to or at the Meeting, by filing a duly executed proxy bearing a later date, or by voting in person at the Annual Meeting. Unless so revoked, the shares represented by proxies will be voted at the Meeting.

This Proxy Statement and related form of proxy is being mailed to Shareholders on or about October 10, 1996. Only holders of record of the Company's Class A Common Shares, $.01 par value per share (the "Class A Common Shares"), at the close of business on September 25, 1996, are entitled to receive notice of, and to vote at, the Meeting and any adjournment or adjournments thereof.

The cost of soliciting proxies will be borne by the Company. Solicitation may be made by mail, personal interview, telephone and telegraph by officers and regular employees of the Company who will receive no additional compensation therefor. The Company will reimburse banks, brokers and other nominees for their reasonable expenses in forwarding proxy materials to the beneficial owners for whom they hold shares.

On September 25, 1996, there were 6,602,067 Class A Common Shares issued and outstanding, the only class of securities of the Company entitled to vote. Each Class A Common Share is entitled to one vote for each director to be elected and one vote for each other matter to be considered. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the Class A Common Shares entitled to vote is necessary to constitute a quorum. Abstentions and broker nonvotes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. Assuming the presence of a quorum, a vote of a majority of the Class A Common Shares present and voting, in person or by proxy, at the Meeting is required to pass upon each of the matters presented. Abstentions will be counted in tabulations of the votes on each of the proposals presented at the Meeting, whereas broker nonvotes will not be counted for purposes of determining whether a proposal has been approved. "Broker nonvotes" are proxies received from brokers who, in the absence of specific voting instructions from beneficial owners of shares held in brokerage name, have declined to vote such shares in those instances where discretionary voting by brokers is permitted.

                             PRINCIPAL SHAREHOLDERS

The following table sets forth the beneficial ownership of the Company's Class A Common Shares by: (i) each director of the Company; (ii) each officer named in the Summary Compensation Table elsewhere herein; (iii) to the Company's knowledge, each person owning more than 5% of the Company's Class A Common Shares; and (iv) the executive officers and directors of the Company as a group. Unless otherwise noted, each person listed below is the record owner of, and has sole voting and investment power over, the Class A Common Shares which such person beneficially owns. For purposes of this table, a person or group of persons is deemed to be the beneficial owner of any shares that such person has the right to acquire within sixty days.

                                  Number of Class A         Percent of Class A
 Name and Address                  Common Shares               Common Shares
of Beneficial Owner               Beneficially Owned         Beneficially Owned
-------------------               ------------------         ------------------

Charles J. McMullin
19 Normandie Lane                    397,000(1)                   5.8%
Raritan, NJ 08869

Charles Welch
1904 Woodhollow Drive                802,360(2)                  11.9%
Marlton, NJ  08053

P. Michael Lutze
117 Lamplighter Court                 84,500(3)                   1.3%
Marlton, NJ 08053

Frank A. Cappiello
Greenspring Station, Suite 250        87,500(4)                   1.4%
10751 Falls Road
Lutherville, MD  21093

Patricia Sunseri
1030 Century Building                 87,500(5)                   1.4%
130 Seventh Street
Pittsburgh, PA  15222

Vincent G. Vidas
730 Lippincott Avenue                372,574(6)                   5.6%
Moorestown, NJ 08057

Nicholas Ambrus
c/o AW Computer Systems, Inc.        364,200(7)                   5.5%
9000A Commerce Parkway
Mount Laurel, NJ  08054

Mylan Laboratories, Inc.
1030 Century Building              1,250,000                     18.9%
130 Seventh Street
Pittsburgh, PA  15222

Winn-Dixie Stores, Inc.
5050 Edgewood Court                  669,796(8)                   9.8%
Jacksonville, FL  32205

All current executive
officers and directors as
a group (six persons)              1,951,434(1)(2)(3)(4)(5)(6)   26.9%

                           Footnotes on Following Page

[FN]
Continued from Ownership of Shares Table on Previous Page
(1) Includes 261,000 shares which Mr. McMullin has the right to acquire within 60 days pursuant to options and warrants.
(2) Includes 121,000 shares which Mr. Welch has the right to acquire within 60 days pursuant to options and warrants.
(3) Includes 26,500 shares which Mr. Lutze has the right to acquire within 60 days pursuant to options.
(4) Includes 62,500 shares which Mr. Cappiello has the right to acquire within 60 days pursuant to options.
(5) Includes 62,500 shares which Ms. Sunseri has the right to acquire within 60 days pursuant to options.
(6) Includes 62,500 shares which Mr. Vidas has the right to acquire within 60 days pursuant to options.
(7) Includes 76,000 shares which Mr. Ambrus has the right to acquire within 60 days pursuant to options and warrants, and 8,000 shares beneficially owned pursuant to a letter agreement with Mr. Lutze.
(8) Includes 236,773 shares which Winn-Dixie Stores, Inc. has the right to acquire within 60 days pursuant to warrants.


                              ELECTION OF DIRECTORS


Five directors are to be elected at the Annual Meeting to serve until the next annual meeting or until their respective successors shall have been elected and shall have qualified.

Nominees for Election as Directors
----------------------------------
The Board of Directors has nominated the persons named in the following table for election as directors at the Annual Meeting. If any of the persons named below is not available at the time of the Annual Meeting, the persons named in the proxies may vote the proxies for such other persons as they may choose unless the Board of Directors reduces the number of directors to be elected. The table on the following page contains certain information concerning the nominees, including their ages, current positions with the Company and principal occupations during the past five years.


                                        Current positions with the Company and
        Nominee           Age       principal occupations during past five years
        -------           ---       --------------------------------------------

Charles J. McMullin(1)(3) 46       Chairman  of the  Board  of  Directors  since
                                   August 1996,  Chief  Operating  Officer since
                                   April 1995,  Executive  Vice  President  from
                                   April 1994 to April 1995, and Director of the
                                   Company since October 1994. Vice President of
                                   Somerset  Kensington  Capital  Co.,  Inc.,  a
                                   private  investment  firm, from December 1993
                                   to  May  1994.   Vice   Chairman   and  Chief
                                   Executive  Officer  of  Vertex   Electronics,
                                   Inc.,    an    electronics    assembly    and
                                   distribution  company,  from  October 1990 to
                                   December 1993.

Charles Welch(1)          57       Chief Executive  Officer and President of the
                                   Company since December 1994, President of the
                                   Company from May 1986 to December  1994,  and
                                   Director since 1973.  Founder of the Company.

Frank A. Cappiello(2)(3)  70       Director of the Company  since  August  1996.
                                   President of McCullough, Andrews & Cappiello,
                                   an investment  counseling firm since prior to
                                   1990.  Founder and  Principal  of  Closed-End
                                   Fund Advisors, Inc., an investment management
                                   firm.  Chairman of a group of no-load  mutual
                                   funds including the Cappiello-Rushmore Growth
                                   Fund, the  Cappiello-Rushmore  Utility Income
                                   Fund,  the   Cappiello-Rushmore   Engineering
                                   Growth Fund and the  Cappiello-Rushmore  Gold
                                   Funds since prior to 1990.

Patricial Sunseri(2)      57       Director of the Company  since  August  1996.
                                   Vice President of Mylan Laboratories, Inc., a
                                   NYSE-listed   pharmaceutical  company,  since
                                   prior to 1990.

Vincent Vidas(1)          65       Director of the Company  since  August  1996.
                                   President  and  Chief  Executive  Officer  of
                                   SEMCOR,    INC.,   a   private   technologies
                                   engineering and management  consulting  firm,
                                   since prior to 1990.

[FN]

(1)Member of the Executive Committee of the Board of Directors.
(2)Member of the Compensation Committee of the Board of Directors.
(3)Member of the Audit Committee of the Board of Directors.
[/FN]

Board Meetings
--------------
The Board of Directors held seven (7) meetings during 1995.

The Company's Board of Directors has appointed standing Compensation and Audit Committees. The Compensation Committee acted by unanimous consent twice during 1995. The standing Audit Committee held one meeting in 1995. The Company's Board of Directors expects to reconstitute a standing Audit Committee, Compensation Committee, and a Nominating Committee for 1996. Each director attended more than 75% of the aggregate of Board meetings and meetings of committees on which he served.

The Compensation Committee periodically reviews the compensation paid to the executive officers of the Company and makes recommendations to the Board with respect thereto and is responsible for administering the Company's stock option plans. The members of the Compensation Committee consist of the two non-employee directors, Ms. Sunseri and Mr. Cappiello.

The Audit Committee meets with the Company's independent accountants to review and approve the scope and results of their professional services. It also reviews the procedures for evaluating the adequacy of the Company's accounting controls, considers the range of audit fees and makes recommendations to the Board regarding the engagement of the Company's independent accountants. The members of the Audit Committee consist of the non-employee director, Mr. Cappiello, and the Chairman of the Board, Mr. McMullin.

Compensation of Directors
-------------------------
During 1995, two non-employee directors, Messrs. Hannon and Schroeter, received 15,000 shares each as compensation for their services as directors. Messrs. Hannon and Schroeter resigned from the Board of Directors in August 1996. Related Transactions

On September 20, 1996, the Company consummated the private placement of 1,678,023 Class A Common Shares to a limited number of qualified investors, including certain officers and directors of the Company, as listed in the table below. The price per share was $1.00, or an aggregate consideration of $1,678,023. The proceeds of the private placement will be used to finance on-going operations and the development of new products. The securities sold in this private transaction are not registered for public sale under the Securities Act of 1933 or any state securities law. The purchasers were granted certain registration rights commencing on or after September 1, 1997.


                                                            Number of
     Officer/Director           Title                 Class A Common Shares
     ----------------           -----                 ---------------------

Charles J. McMullin           Chairman of the Board         40,000
Charles Welch                 CEO/President                 25,000
Charles F. Trapp              Vice President                60,000
P. Michael Lutze              Vice President                35,000
Patricia Sunseri              Director                      25,000
Frank A. Cappiello            Director                      25,000

On April 27, 1995, the Company sold 394,000 units, each unit consisting of one Class A Common Share and a Warrant to purchase one additional Class A Common Share. The purchase price of each unit was $.55, or an aggregate consideration of $216,700. The units were sold to seven individuals, including certain officers and directors of the Company, as listed in the table below. The warrants are exercisable for five years from the date of issuance at an exercise price of $2.00 per share. The proceeds were used to finance on-going operations and the development of new products The units were offered and sold to the individuals in reliance on an exemption for non-public offerings afforded by the Securities Act of 1933.


  Officer/Director                   Title               Number of Units
  ----------------                   -----               ---------------

Charles J. McMullin           Chief Operating Officer       96,000
Charles Welch                 CEO/President                 46,000
Nicholas Ambrus               Former Director               46,000
Richard Schroeter             Former Director               55,000

                             EXECUTIVE COMPENSATION

Summary Compensation
--------------------
The following table sets forth a summary of the aggregate compensation earned for services rendered in all capacities to the Company during the years 1993 through 1995 by the Chief Executive Officer, and by each of the three other most highly compensated executive officers earning over $100,000 in 1995 (the "Named Officers").
                           SUMMARY COMPENSATION TABLE

                                                                            Long-Term Compensation(1)
                                                                     ---------------------------------------
                                                                        Awards         Payouts
                                                                        ------         -------
                                                          Other                         Long
                                                          Annual   Restricted Number    Term          All
     Name and           Fiscal                            Compen-    Stock      of    Incentive      Other
  Principal Position     Year       Salary       Bonus    sation(2)  Awards    Options   Payouts   Compensation(3)
  ------------------     ----       ------       -----    ---------  ------    -------   -------   ---------------


Charles J. McMullin      1995      $140,000(5)    ---       $ 7,750   ---    25,000       ---       $2,152
Chairman and Chief       1994      $ 93,333       ---       $ 5,167   ---    60,000       ---       $2,692
Operating Officer

Charles Welch            1995      $168,150(6)    ---       $15,400   ---    10,000       ---       $3,105
President and Chief      1994      $168,150       ---       $18,490   ---    ---          ---       $2,500
Executive Officer        1993      $160,988       $72,693   $21,592   ---    ---          ---       $2,160

P. Michael Lutze         1995      $126,800(7)    ---       $16,450   ---    12,500       ---
Vice President           1994      $126,800       ---       $12,302   ---    ---          ---       ---
                         1993      $121,265       $10,000   $18,473   ---    ---          ---       ---

Nicholas Ambrus4         1995      $137,924       ---       $13,900   ---    10,000       ---       ---
Former Chairman          1994      $ 98,176       ---       $15,890   ---    ---          ---       ---
                         1993      $161,140       $72,693   $37,225   ---    ---          ---       $4,398

-----------------------
[FN]

(1) During three years, 1993 through 1995, no Named Officer received stock appreciation rights, restricted stock awards or Long-Term Incentive Plan payouts.
(2)  Other Annual Compensation includes the following:
       For Mr. McMullin:  in 1995, $7,750 automobile benefit and in 1994, $5,167 automobile benefit.
       For Mr.  Welch:  in 1995,  $6,150  gain on exercise of options and $9,250 automobile benefit; in 1994, $9,250 automobile benefit and $9,240 Company contribution to his 401(k) account; and in 1993, $12,598 automobile benefit and $8,994 Company contribution to his 401(k) account.
       For Mr.  Lutze:  in 1995,  $8,200  gain on exercise of options and $8,250 automobile benefit; in 1994, $8,250 automobile benefit and $4,052 Company contribution to his 401(k) account; and in 1993, $10,102 automobile benefit and $8,371 Company contribution to his 401(k) account.
       For Mr.  Ambrus:  in 1995,  $6,150 gain on exercise of options and $7,750 automobile benefit; in 1994, $7,750 automobile benefit and $8,140 Company contribution to his 401(k) account; and in 1993, $18,609 of gain on exercise of options, $9,622 automobile benefit, and $8,994 Company contribution to his 401(k) account.
(3) All Other Compensation is comprised of life insurance premiums paid on behalf of the respective individuals.
(4)  Mr. Ambrus resigned as Chairman in August 1996.
(5)  Includes $13,125 of deferred salary.
(6)  Includes $15,998 of deferred salary.
(7)  Includes $11,888 of deferred salary.
[/FN]

                           STOCK OPTION GRANTS IN 1995


                             Options     Percent of Total
   Name and                  Granted      Options Granted       Exercise           Expiration
Principal Position             (2)         To Employees          Price                Date
------------------             ---         ------------          -----                ----
Charles J. McMullin           25,000            9.2%             $1.00              6-27-2000
Chairman and Chief
Operating Officer

Charles Welch                 10,000            3.7%             $1.00              6-27-2000
President and Chief
Executive Officer

P. Michael Lutze              12,500            4.6%             $1.00              6-27-2000
Vice President


Exercise of Stock Options and Aggregate Outstanding Stock Options at December 31, 1995
-----------------
The following table sets forth information concerning stock options which were exercised during 1995 by the Chief Executive Officer and the other Named Officers and the amounts of their respective unexercised options as of December 31, 1995.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                           AND FISCAL YEAR-END OPTIONS

                                                       Number of          Value of
                                                         Shares         In-the-Money
                                                       Unexercised      Unexercised
                         Number of                     Options at        Options at
                          Shares                        12/31/95          12/31/95
    Name and           Acquired on      Value          Exercisable/     Exercisable/
Principal Position       Exercise      Realized       Unexercisable    Unexercisable
------------------       --------      --------       -------------    -------------

Nicholas Ambrus          15,000         $6,150         20,000/--           --/--
Former Chairman

P. Michael Lutze         20,000         $8,200         14,000/--           --/--
Senior Vice President

Charles J. McMullin      --             --             20,000/40,000       --/--
Chairman and Chief
Operating Officer

Charles Welch            15,000         $6,150         20,000/--           --/--
President and Chief
Executive Officer

Bonus Plans
-----------
The Board of Directors adopted a bonus plan for Mr. Welch under which a varying percentage of the Company's net profits in a particular year are paid as an annual bonus if certain profit objectives established by the Board of Directors for that year are achieved. Under the plan now in effect, Mr. Welch would receive 2.5% of the first $99,999 of the Company's annual pre-tax profit, 3.75% of the next $100,000 of the Company's annual pre-tax profit and 5% of the Company's annual pre-tax profit in excess of $199,999. No bonus was paid under this plan for 1995.

On April 25, 1994, the Company and Charles J. McMullin entered into an employment agreement that provides for a term of employment of three years at a salary of $140,000 and a cash bonus of 1.25% of the first $99,999 of the net income of the Company before charges for officers' bonuses and income taxes ("EBOBAT"), 1.875% of the next $100,000 of EBOBAT and 2.5% of EBOBAT in excess of $200,000. No bonus was paid under this plan for 1995.

Since the organization of the Company in 1973, it has been the policy of the Company to award an annual bonus to the Company's officers and employees. The amount of the bonus awarded to an officer or employee in a particular year is discretionary and has been dependent upon the officer's or employee's level of performance during the year, his length of service with the Company, and the Company's earnings during the year. No discretionary bonuses were paid in 1995. Under the Company's current discretionary bonus arrangement, Messrs. McMullin and Welch are not eligible for discretionary bonuses. The Company may award discretionary bonuses for 1996 and subsequent years.

Employment Agreements
---------------------
The Company has entered into an agreement with Mr. McMullin providing for his employment in an executive capacity from April 25, 1994 through April 24, 1997 at an annual minimum base salary of $140,000. If the employment of Mr. McMullin is terminated by the Company prior to the end of his employment term without cause, the Company will continue to pay Mr. McMullin his salary until the end of such term, his death, or his employment with another organization, at which time the Company shall be only obligated to pay Mr. McMullin the difference between his compensation from the new employer and his current compensation. During 1995, Mr. McMullin deferred receipt of $13,125 of salary.

The Company has entered into an agreement with Mr. Welch providing for his employment in an executive capacity from October 1, 1995 through September 30, 1998, at an annual minimum base salary of $168,150. The agreement requires that this minimum base salary be adjusted annually during the second and third years of the contract to reflect the average percentage salary increase awarded other senior and executive employees of the Company during the preceding twelve months. If the employment of Mr. Welch is terminated by the Company prior to the end of his employment term without cause, the Company will continue to pay Mr. Welch his salary until the end of such term, or the date on which he begins competing with, or begins working for an organization which competes with the Company. During 1995, Mr. Welch deferred receipt of $15,998 of salary.

The Company has entered into an agreement with Mr. Lutze providing for his employment in an executive capacity from February 15, 1996 through February 14, 1999 at an annual minimum base salary of $126,800. If the employment of Mr. Lutze is terminated by the Company prior to the end of his employment term without cause, the Company will continue to pay Mr. Lutze his salary until the end of such term, his death, or his employment with another organization, at which time the Company shall be only obligated to pay Mr. Lutze the difference between his compensation from the new employer and his current compensation. During 1995, Mr. Lutze deferred receipt of $11,888 of salary.

On March 1, 1993, Mr. Ambrus entered into a Supplemental Employment and Retirement Agreement with the Company, providing for his phased withdrawal from active involvement in daily management activities. Effective December 31, 1993, Mr. Ambrus ceased to serve as Chief Executive Officer of the Company. Mr. Nicholas Ambrus retired as Chairman and as a member of the Board of Directors in August 1996. In July 1996, Mr. Ambrus entered into a seven year consulting agreement with the Company which provides for a monthly retainer of $4,675 and the use of a Company automobile through December 31, 1998. The agreement also provides that, effective August 1, 2003, and continuing until January 31, 2008, the Company will pay Mr. Ambrus a retirement benefit of $4,675 per month.

  PROPOSAL TO AMEND ARTICLE THREE OF THE RESTATED CERTIFICATE OF INCORPORATION
            OF THE COMPANY TO PROVIDE FOR AN INCREASE TO 25,000,000
   CLASS A COMMON SHARES AND TO AUTHORIZE 5,000,000 SHARES OF PREFERRED STOCK

The Board of Directors of the Company has adopted a resolution unanimously approving and recommending to the Company's shareholders for their approval, an amendment to the Company's Restated Certificate of Incorporation to provide therein for an increase in the authorization of Class A Common Shares, $.01 par value, from 10,000,000 shares to 25,000,000 shares, and the creation of a new class of 5,000,000 shares of Preferred Stock. The text of the proposed amendment is attached hereto as Appendix A.

The Board of Directors believes the authorization of the increase in the number of Class A Common Shares and the creation of the Preferred Stock is in the best interests of the Company and its shareholders and believes it advisable to authorize such shares to have them available for, among other things, possible issuance in connection with such activities as public or private offerings of shares for cash, dividends payable in stock of the Company, acquisitions of other companies, implementation of employee benefit plans, and otherwise.

The Board of Directors may determine, in its sole discretion with no further authorization by the Company's shareholders required for the creation and issuance thereof, the designations, preferences, conversion rights, cumulative, relative participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof (collectively, the "Limitations and Restrictions"). The Board of Directors of the Corporation will, in the event of the approval of this proposal by the Company's shareholders, be entitled to authorize the creation and issuance of 5,000,000 shares of Preferred Stock in one or more series with such Limitations and Restrictions as it may determine.

The Board of Directors is required by applicable law to make any determination to issue shares of Common Stock or Preferred Stock based on its judgment as to the best interests of the shareholders and the Company. Although the Board of Directors has no present intention of doing so, it could issue shares of Common Stock or Preferred Stock that could, depending on the terms of such series, make more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or other means. When in the judgment of the Board of Directors this action will be in the best interests of the shareholders and the Company, such shares could be used to create voting or other impediments or to discourage persons seeking to gain control of the Company. Such shares could be privately placed with purchasers favorable to the Board of Directors in opposing such action. In addition, the Board of Directors could authorize holders of a series of Preferred Stock to vote either separately as a class or with the holders of the Company's Common Shares, on any merger, sale or exchange of assets by the Company or any other extraordinary corporate transaction. The existence of the additional authorized shares could have the effect of discouraging unsolicited takeover attempts. The issuance of new shares also could be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company should the Board of Directors consider the action of such entity or person not to be in the best interests of the shareholders and the Company.
                                       10

While the Company may consider effecting an equity offering of Common Shares or Preferred Stock in the proximate future for purposes of raising additional working capital or otherwise, the Company, as of the date hereof, has no agreements or understandings with any third party to effect such offering, to purchase any shares offered in connection therewith, or to veto any such shares, and no assurances can be given that any offering will in fact be effected. Therefore, the terms of any Preferred Stock subject to this proposal cannot be stated or estimated with respect to any or all of the securities authorized.

     The Board of Directors recommends a vote "FOR" the amendment to the Company's Restated Certificate of Incorporation to provide an increase in Class A Common Shares from 10,000,000 shares to 25,000,000 shares and to authorize 5,000,000 shares of Preferred Stock.

                               OTHER MATTERS

Independent Accountants
-----------------------
In the fiscal year ended December 31, 1995, Coopers & Lybrand served as the independent accountants for the Company and conducted the annual audit of the Company's financial statements. Representatives of Coopers & Lybrand are not expected to be present at the Annual Meeting of Shareholders.

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Class A Common Shares of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of Forms 3, 4 and 5 furnished to the Company and written representations that no other reports were required during 1995, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

Sharholders Proposals
---------------------
Shareholders proposals intended to be presented at the Company's 1997 Annual Meeting of Shareholders pursuant to the provisions of Rule 14a-8, promulgated under the Securities Exchange Act of 1934, as amended, must be received by the Company's offices in Mount Laurel, New Jersey by January 6, 1997 for inclusion in the Company's proxy statement and form of proxy relating to such meeting.

Other Business
--------------
At the date of this Proxy Statement, the only business which the Board of Directors intends to present or knows that others will present at the Meeting is that hereinabove set forth. If any other matters are properly brought before the Meeting, or any adjournments or adjournments thereof, it is the intention of the persons named in the accompanying form of Proxy to vote the Proxy on such matters in accordance with their judgment.

                                   APPENDIX A

                         TEXT OF PROPOSED ARTICLE THREE
                  OF THE RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                            AW COMPUTER SYSTEMS, INC.


The aggregate number of shares of capital stock which the Corporation shall have authority to issue is 30,100,000 shares, which are to be divided into three classes as follows: 25,000,000 Class A Common Shares, each of which shall have the par value of $.01 per share, 100,000 Class B Common Shares, each of which shall have the par value of $.20 per share, and 5,000,000 shares of Preferred Stock, with no par value per share.
                                     . . . .

The Board of Directors of the Corporation is authorized at any time and from time to time, to issue the Preferred Stock in one or more series, and, in connection with the creation of such series, to fix by the resolution or resolutions providing for the issue of shares thereof the number of shares to be included in such series, and the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof, to the fullest extent now or hereafter permitted by the laws of the State of New Jersey. The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, determination of the following:

     (i) The number of shares constituting that series and the distinctive designation of that series;

     (ii) The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, the date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

     (iii) Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

     (iv) Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

     (v) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or date upon or after which they shall be redeemable, and the amount per share payable in case of redemption which amount may vary under different conditions and at different redemption dates;

     (vi) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

     (vii) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series; and

     (viii) Any other relative rights, preferences and limitations of that series.

Dividends on outstanding shares of Preferred Stock shall be paid or declared and set apart for payment before any dividends shall be paid and set apart for payment or declared on the Common Shares with respect to the same dividend period.

If upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the assets available for distribution to holders of shares of Preferred Stock of all series shall be insufficient to pay such holders the full preferential amount to which they are entitled, then such assets shall be distributed ratably among the shares of all series of Preferred Stock in accordance with the respective preferential amounts (including unpaid cumulative dividends, if any) payable with respect thereto.

Except for and subject to those rights expressly granted to the holders of Preferred Stock, or any series thereof, pursuant hereto or pursuant to the authority hereby vested in the Board of Directors or except as may be provided by the laws of the State of New Jersey, the holders of Class A Common Shares (and the Class B Common Shares to the extent provided hereby) shall have exclusively all rights of shareholders including but not limited to the entire voting power, all dividends declared by the Corporation and all assets of the Corporation in the event of any liquidation, dissolution or winding up of the Corporation.
                                       13

                                      PROXY

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                            AW COMPUTER SYSTEMS, INC.

     The undersigned hereby appoints Charles Welch and Charles J. McMullin proxies of the undersigned in his name, place and stead, each with full power to appoint his substitute, and authorizes each of them to represent and to vote, as specified below, all of the shares of the undersigned held of record by the undersigned on September 25, 1996, at the Annual Meeting of Shareholders of AW Computer Systems, Inc. (the "Company") on November 1, 1996, and at all adjournments thereof, on the matters set forth below AND TO VOTE IN THEIR DISCRETION FOR THE TRANSACTION OF SUCH OTHER BUSINESS AS MAY BE PROPERLY BROUGHT BEFORE THE MEETING.

1.   ELECTION OF DIRECTORS:

     [  ] FOR all nominees listed below  [  ] WITHHOLD AUTHORITY to vote for all
          (except as marked to the            nominees listed below.
          contrary below).

      Charles J. McMullin                                    Frank A. Cappiello
         Charles Welch             Patricia Sunseri              Vincent Vidas

     INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee's name in the following space:__________________________

2. To increase the number of Class A Common Shares, $.01 par value, from 10,000,000 shares to 25,000,000 and to authorize 5,000,000 shares of Preferred Stock

     [  ]  FOR                          [  ] AGAINST

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF NOMINEES FOR DIRECTOR LISTED ABOVE AND FOR THE AUTHORIZATION OF THE INCREASE IN CLASS A COMMON SHARES AND THE CREATION OF PREFERRED STOCK.

                                             ___________________________________
                                             Signature

                                             ___________________________________
                                             Signature

Your signature should appear exactly as your name appears in the space at the left. For joint accounts, any co-owner may sign. When signing in a fiduciary or representative capacity, please give your full title as such. If a corporation or partnership, sign in full corporate or partnership name by authorized officer or partner.

                                             ______________________________,1996
                                             Date

                   PLEASE SIGN, DATE AND RETURN THIS PROXY IN
                       THE ENCLOSED POSTAGE PAID ENVELOPE